Exhibit 99.1

Issuance of Convertible Notes and Options

San Diego, California and Sydney, Australia (Friday, 14 November 2014 AEDT) — REVA Medical, Inc. (ASX: RVA) (“REVA” or the “Company”) announces that 250 convertible notes with a face value of US$100,000 each and 8,750,000 options to purchase 8,750,000 shares of common stock have been issued. These issuances were made under the Prospectus lodged with the Australian Securities Exchange and the Australian Securities and Investments Commission on 24 October 2014 and in accordance with the Convertible Note Deed dated 25 September 2014. Details of the issuances are provided in the attached Appendix 3B. Also reflected in the Appendix 3B are the cancellation during October 2014 of 93,125 employee options under the Company’s Equity Incentive Plans.

About REVA

REVA is a development stage medical device company located in San Diego, California, USA, that is focused on the development, testing, and eventual commercialization of its proprietary bioresorbable stents, which are called “scaffolds” because of their temporary nature. The Company’s scaffolds are being developed as an alternative to metal stents, which are small tube-like devices permanently implanted into an artery to treat coronary artery disease. Scaffolds provide restoration of blood flow, support the artery through the healing process, then disappear (or “resorb”) from the body over a period of time. This resorption allows the return of natural movement and function of the artery, a result not attainable with permanent metal stents. The Company has conducted clinical studies of its scaffold technologies; a total of 112 patients were enrolled in its most recent clinical trial in Australia, Brazil, Europe, and New Zealand, with enrollment completed during January 2014. The patients in this trial will be followed for a total of five years, with primary data to be obtained at nine and 12 months. The Company is now developing and testing its FantomTM scaffold, with initial human implants planned for late 2014 at multiple centers in Brazil and Europe. The Fantom scaffold has been designed to offer distinct ease-of-use features including complete scaffold visibility under x-ray, expansion with one continuous inflation, no procedural time limitations, and standard storage and handling. REVA will require successful clinical results and regulatory approval before it can commercialize Fantom or any of its other products.

HEAD OFFICE:  5751 Copley Drive, San Diego, CA 92111 • +1 (858) 966-3000 • +1 (858) 966-3099 (FAX) • www.revamedical.com

AUSTRALIAN OFFICE:  Level 2, Suite 2, 175 Macquarie Street, Sydney, NSW 2000 • +61 2 9229 2700 • +61 9229 2727 (FAX)

ARBN 146 505 777 • REVA Medical, Inc., is a foreign company incorporated in Delaware, USA, whose stockholders have limited liability

Forward-Looking Statements

This announcement contains or may contain forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that are not statements of historical fact, including those statements that address future operating performance and events or developments that we expect or anticipate will occur in the future, are forward-looking statements, such as those statements regarding our ability to raise financing to fund our operations on terms favorable to us or at all, our ability to obtain the regulatory approvals, our ability to timely and successfully complete our clinical trials, our ability to protect our intellectual property position, our ability to commercialize our products if and when approved, our ability to develop and commercialize new products, and our estimates regarding our capital requirements and financial performance, including profitability. You should not place undue reliance on these forward-looking statements. Although management believes these forward-looking statements are reasonable as and when made, forward-looking statements are subject to a number of risks and uncertainties that may cause our actual results to vary materially from those expressed in the forward-looking statements, including the risks and uncertainties that are described in the “Risk Factors” section of our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on March 17, 2014 and as updated in our periodic reports since then. Any forward-looking statements in this announcement speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

United States	Australia	Australia
Investor & Media Enquiries:	Investor Enquiries:	Media Enquiries:
REVA Medical, Inc.	Inteq Limited	Buchan Consulting
Cheryl Liberatore	Kim Jacobs	Rebecca Wilson
Director, Investor Relations	+61 2 9229 2700	+61 3 9866 4722
+1 858-966-3045		Annabel Murphy
+61 2 9237 2800

2

Rule 2.7, 3.10.3, 3.10.4, 3.10.5

Appendix 3B

New issue announcement,

application for quotation of additional securities

and agreement

Information or documents not available now must be given to ASX as soon as available.  Information and documents given to ASX become ASX’s property and may be made public.

Introduced 01/07/96  Origin: Appendix 5  Amended 01/07/98, 01/09/99, 01/07/00, 30/09/01, 11/03/02, 01/01/03, 24/10/05, 01/08/12, 04/03/13

Name of entity
REVA Medical, Inc.

ARBN
146 505 777

We (the entity) give ASX the following information.

Part 1 - All issues

You must complete the relevant sections (attach sheets if there is not enough space).

1	+Class of +securities issued or to be issued	1) Issuance of convertible notes (unquoted). 2) Issuance of options (unquoted).

2	Number of +securities issued or to be issued (if known) or maximum number which may be issued	1) 250 convertible notes. 2) 8,750,000 options to purchase 8,750,000 shares of common stock (equivalent to 87,500,000 CDIs).

3

Principal terms of the +securities (e.g. if options, exercise price and expiry date; if partly paid +securities, the amount outstanding and due dates for payment; if +convertible securities, the conversion price and dates for conversion)

Convertible notes and options issued under Convertible Note Deed.

1) 250 convertible notes with face value of US$100,000, the full terms of which were disclosed to the market on 16 October 2014.

2) 8,750,000 options exerciserable at any time into common stock for either (a) A$0.25 per share prior to full enrolment of REVA’s Fantom product in a CE clinical study, or, (b) A$0.30 per share thereafter. Options expire five years after issuance if not exercised. The full terms on which the options are being issued were disclosed to the market on 16 October 2014.

+ See chapter 19 for defined terms.

4

Do the +securities rank equally in all respects from the +issue date with an existing +class of quoted +securities?

If the additional +securities do not rank equally, please state:

• the date from which they do

• the extent to which they participate for the next dividend, (in the case of a trust, distribution) or interest payment

• the extent to which they do not rank equally, other than in relation to the next dividend, distribution or interest payment

No. 1) Convertible notes are not entitled to any rights of stockholders. 2) Options are not entitled to any rights of stockholders.

5	Issue price or consideration	1) Convertible notes for total consideration of US$25,000,000. 2) No monetary consideration is payable for the issuance of options.

6	Purpose of the issue (If issued as consideration for the acquisition of assets, clearly identify those assets)	Issuance of convertible notes to fund future operations of the Company.

6a

Is the entity an +eligible entity that has obtained security holder approval under rule 7.1A?

If Yes, complete sections 6b — 6h in relation to the +securities the subject of this Appendix 3B, and comply with section 6i

Yes.

6b	The date the security holder resolution under rule 7.1A was passed	13 May 2014.

6c	Number of +securities issued without security holder approval under rule 7.1	Not applicable.

6d	Number of +securities issued with security holder approval under rule 7.1A	Not applicable.

6e	Number of +securities issued with security holder approval under rule 7.3, or another specific security holder approval (specify date of meeting)

1) 250 convertible notes.

2) 8,750,000 options to purchase 8,750,000 shares of common stock (equivalent to 87,500,000 CDIs).

The meeting to approve the issue of the convertible notes and the options was held on 31 October 2014.

6f	Number of +securities issued under an exception in rule 7.2	Not applicable.

6g	If +securities issued under rule 7.1A, was issue price at least 75% of 15 day VWAP as calculated under rule 7.1A.3? Include the +issue date and both values. Include the source of the VWAP calculation.	Not applicable.

6h	If +securities were issued under rule 7.1A for non-cash consideration, state date on which valuation of consideration was released to ASX Market Announcements	Not applicable.

6i	Calculate the entity’s remaining issue capacity under rule 7.1 and rule 7.1A — complete Annexure 1 and release to ASX Market Announcements

Remaining capacity under Listing Rule 7.1: 5,029,467 shares of common stock (equivalent to 50,294,667 CDIs).

Remaining capacity under Listing Rule 7.1A: 3,352,978 shares of common stock (equivalent to 33,529,778 CDIs).

Please see Annexure 1 for further details.

7

+Issue dates

Note: The issue date may be prescribed by ASX (refer to the definition of issue date in rule 19.12). For example, the issue date for a pro rata entitlement issue must comply with the applicable timetable in Appendix 7A. Cross reference: item 33 of Appendix 3B.

Convertible notes and options issued 14 November 2014.

		Number	+Class
8	Number and +class of all +securities quoted on ASX (including the +securities in section 2 if applicable)	335,297,780 CDIs are quoted, assuming all shares of common stock are held as CDIs (a total of 33,529,778 common shares are issued and outstanding).	CDIs

		Number	+Class
9	Number and +class of all +securities not quoted on ASX (including the +securities in section 2 if applicable)	794,925 options (over 794,925 shares of common stock or 7,949,250 CDIs).	Options issued under the 2001 Stock Option/Stock Issuance Plan.

		3,448,500 options (over 3,448,500 shares of common stock or 34,485,000 CDIs).	Options issued under the Amended and Restated 2010 Equity Incentive Plan.

		250 convertible notes.	Convertible notes issued under Convertible Note Deed dated 25 September 2014.

		8,750,000 options (over 8,750,000 shares of common stock or 87,500,000 CDIs)	Options issued under Convertible Note Deed dated 25 September 2014.

10	Dividend policy (in the case of a trust, distribution policy) on the increased capital (interests)		Not applicable.

+ See chapter 19 for defined terms.

Part 2 - Pro rata issue

11	Is security holder approval required?	Not applicable.

12	Is the issue renounceable or non-renounceable?	Not applicable.

13	Ratio in which the +securities will be offered	Not applicable.

14	+Class of +securities to which the offer relates	Not applicable.

15	+Record date to determine entitlements	Not applicable.

16	Will holdings on different registers (or subregisters) be aggregated for calculating entitlements?	Not applicable.

17	Policy for deciding entitlements in relation to fractions	Not applicable.

18

Names of countries in which the entity has security holders who will not be sent new offer documents

Note: Security holders must be told how their entitlements are to be dealt with. Cross reference: rule 7.7.

Not applicable.

19	Closing date for receipt of acceptances or renunciations	Not applicable.

20	Names of any underwriters	Not applicable.

21	Amount of any underwriting fee or commission	Not applicable.

22	Names of any brokers to the issue	Not applicable.

23	Fee or commission payable to the broker to the issue	Not applicable.

24	Amount of any handling fee payable to brokers who lodge acceptances or renunciations on behalf of security holders	Not applicable.

25	If the issue is contingent on security holders’ approval, the date of the meeting	Not applicable.

26	Date entitlement and acceptance form and offer documents will be sent to persons entitled	Not applicable.

27	If the entity has issued options, and the terms entitle option holders to participate on exercise, the date on which notices will be sent to option holders	Not applicable.

28	Date rights trading will begin (if applicable)	Not applicable.

29	Date rights trading will end (if applicable)	Not applicable.

30	How do security holders sell their entitlements in full through a broker?	Not applicable.

31	How do security holders sell part of their entitlements through a broker and accept for the balance?	Not applicable.

32	How do security holders dispose of their entitlements (except by sale through a broker)?	Not applicable.

33	+Issue date	Not applicable.

Part 3 - Quotation of securities

You need only complete this section if you are applying for quotation of securities

34	Type of +securities (tick one)

(a)	☐	+Securities described in Part 1

(b)	☐

All other +securities

Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities

Entities that have ticked box 34(a)

Additional securities forming a new class of securities

Tick to indicate you are providing the information or documents

35	☐	If the +securities are +equity securities, the names of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36	☐

If the +securities are +equity securities, a distribution schedule of the additional +securities setting out the number of holders in the categories

1 - 1,000

1,001 - 5,000

5,001 - 10,000

10,001 - 100,000

100,001 and over

37	☐	A copy of any trust deed for the additional +securities

+ See chapter 19 for defined terms.

Entities that have ticked box 34(b)

38	Number of +securities for which +quotation is sought		Not applicable.

39	+Class of +securities for which quotation is sought		Not applicable.

40

Do the +securities rank equally in all respects from the +issue date with an existing +class of quoted +securities?

If the additional +securities do not rank equally, please state:

• the date from which they do

• the extent to which they participate for the next dividend, (in the case of a trust, distribution) or interest payment

• the extent to which they do not rank equally, other than in relation to the next dividend, distribution or interest payment

Not applicable.

41	Reason for request for quotation now Example: In the case of restricted securities, end of restriction period (if issued upon conversion of another +security, clearly identify that other +security)		Not applicable.

		Number	+Class
42	Number and +class of all +securities quoted on ASX (including the +securities in clause 38)	Not applicable.	Not applicable.

Quotation agreement

1                                        +Quotation of our additional +securities is in ASX’s absolute discretion.  ASX may quote the +securities on any conditions it decides.

2                                        We warrant the following to ASX.

•                                          The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

•                                          There is no reason why those +securities should not be granted +quotation.

•                                          An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

•                                          Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

•                                          If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.

3                                        We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4                                        We give ASX the information and documents required by this form.  If any information or document is not available now, we will give it to ASX before +quotation of the +securities begins.  We acknowledge that ASX is relying on the information and documents.  We warrant that they are (will be) true and complete.

Sign here:	/s/ Katrina L. Thompson	Date: 14 November 2014
(Company Secretary)

Print name:  Katrina L. Thompson

== == == == ==

+ See chapter 19 for defined terms.

Appendix 3B — Annexure 1

Calculation of placement capacity under rule 7.1 and rule 7.1A for eligible entities

Introduced 01/08/12  Amended 04/03/13

Part 1

Rule 7.1 — Issues exceeding 15% of capital

Step 1: Calculate “A”, the base figure from which the placement capacity is calculated

Insert number of fully paid +ordinary securities on issue 12 months before the +issue date or date of agreement to issue	332,700,530 CDIs (assuming all shares of common stock were held as CDIs).

Add the following:

•                  Number of fully paid +ordinary securities issued in that 12 month period under an exception in rule 7.2

•                  Number of fully paid +ordinary securities issued in that 12 month period with shareholder approval

•                  Number of partly paid +ordinary securities that became fully paid in that 12 month period

Note:

•                  Include only ordinary securities here — other classes of equity securities cannot be added

•                  Include here (if applicable) the securities the subject of the Appendix 3B to which this form is annexed

•                  It may be useful to set out issues of securities on different dates as separate line items

259,725 shares of common stock (equivalent to 2,597,250 CDIs).

Subtract the number of fully paid +ordinary securities cancelled during that 12 month period	Nil

“A”	335,297,780 CDIs (assuming all shares of common stock were held as CDIs).

Step 2: Calculate 15% of “A”

“B”	0.15

Multiply “A” by 0.15	50,294,667 CDIs (assuming all shares of common stock were held as CDIs).

Step 3: Calculate “C”, the amount of placement capacity under rule 7.1 that has already been used

Insert number of +equity securities issued or agreed to be issued in that 12 month period not counting those issued:

•                  Under an exception in rule 7.2

•                  Under rule 7.1A

•                  With security holder approval under rule 7.1 or rule 7.4

Note:

•                  This applies to equity securities, unless specifically excluded — not just ordinary securities

•                  Include here (if applicable) the securities the subject of the Appendix 3B to which this form is annexed

•                  It may be useful to set out issues of securities on different dates as separate line items

Nil

“C”	Nil

Step 4: Subtract “C” from [“A” x “B”] to calculate remaining placement capacity under rule 7.1

“A” x 0.15 Note: number must be same as shown in Step 2	50,294,667 CDIs (assuming all shares of common stock were held as CDIs).

Subtract “C” Note: number must be same as shown in Step 3	Nil

Total [“A” x 0.15] – “C”	50,294,667 CDIs (assuming all shares of common stock were held as CDIs). Note: this is the remaining placement capacity under rule 7.1

+ See chapter 19 for defined terms.

Part 2

Rule 7.1A — Additional placement capacity for eligible entities

Step 1: Calculate “A”, the base figure from which the placement capacity is calculated

“A” Note: number must be same as shown in Step 1 of Part 1	335,297,780 CDIs (assuming all shares of common stock were held as CDIs).

Step 2: Calculate 10% of “A”

“D”	0.10

Multiply “A” by 0.10	33,529,778 CDIs (assuming all shares of common stock were held as CDIs).

Step 3: Calculate “E”, the amount of placement capacity under rule 7.1A that has already been used

Insert number of +equity securities issued or agreed to be issued in that 12 month period under rule 7.1A

Notes:

•                  This applies to equity securities — not just ordinary securities

•                  Include here — if applicable — the securities the subject of the Appendix 3B to which this form is annexed

•                  Do not include equity securities issued under rule 7.1 (they must be dealt with in Part 1), or for which specific security holder approval has been obtained

•                  It may be useful to set out issues of securities on different dates as separate line items

Nil

“E”	Nil

Step 4: Subtract “E” from [“A” x “D”] to calculate remaining placement capacity under rule 7.1A

“A” x 0.10 Note: number must be same as shown in Step 2	33,529,778 CDIs (assuming all shares of common stock were held as CDIs).

Subtract “E” Note: number must be same as shown in Step 3	Nil

Total [“A” x 0.10] – “E”	33,529,778 CDIs (assuming all shares of common stock were held as CDIs). Note: this is the remaining placement capacity under rule 7.1A